UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-07831

FMI Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 226-4555

Registrant's telephone number, including area code:

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2006

FMI
Focus Fund

A NO-LOAD
MUTUAL FUND

FMI Focus Fund
October 26, 2006

Dear Fellow Shareholder:

Ted D. Kellner, CFA
President

During the third quarter and fiscal year ended September, the FMI Focus Fund experienced gains of 1.92% and 7.75%, respectively. The economic backdrop improved in the third quarter, with the Fed holding steady on interest rates, and energy prices declining, as of this writing, by almost 25%. The housing market remains a concern for us, and we continue to monitor how that might play out with regard to consumer spending patterns going forward. Inflation appears to be moderating slightly at this juncture although the Federal Reserve continues to be cautious on this front. The good news for corporate America is that earnings in the third quarter appear to be advancing at a double-digit rate of somewhere between 14-15%, which would make for the eighteenth consecutive quarter of double-digit earnings growth. We believe this rate of gain will moderate going into 2007, as much of the rate of increase is attributable to energy companies, which will most likely see slower growth in the next twelve months. We continue to view the market as reasonably priced, and Rick and Glenn have continued to move the portfolio toward somewhat larger capitalized companies, as they believe the better values are offered in this sector.

We believe that our portfolio is well positioned for the environment of the next twelve months, and that the securities we own will continue to provide all of us as shareholders with very satisfactory rates of return.

As always, we thank all of our fellow shareholders for your continued support and investment in the FMI Focus Fund.

Sincerely,
Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI 53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane
Portfolio Manager

Glenn W. Primack
Portfolio Manager

October 18, 2006

Dear Fellow Shareholders:

The FMI Focus Fund gained 1.92% in the September quarter vs. 0.44% for the Russell 2000 Index and 5.67% for the S&P 500. Larger cap stocks continued their out performance for the second quarter in a row, a trend we have reflected upon in past shareholder letters. While we have witnessed a significant bounce back in small caps relative and absolute performance during the first two weeks of October, we still believe larger cap stocks offer more value. The Focus Fund has a mix of small-cap and mid-cap companies which we feel is appropriate for the current, somewhat mature, part of the business cycle. While the previous statement may sound like a top-down view, it really isn’t. We have always been bottom-up one-idea-at-a-time investors. After a long run of small cap out performance, we are simply finding more value in somewhat larger companies.

During the quarter, we added to some of our existing positions: Arrow Electronics, Inc. (ARW), a very well managed distributor of electronic components and computer products selling at under ten times earnings; Biomet, Inc. (BMET), the orthopedic manufacturer of hips and knees whose growth prospects we believe are quite strong; Kennametal Inc. (KMT), the metal cutting and wear parts company enjoying robust world-wide demand; and Entegris Inc. (ENTG), the Minneapolis-based leader in the manufacturer of wafer carriers for the semiconductor industry.

Wafer carriers are protective handling containers in which the extremely expensive silicon wafers are transported through the various steps in fabrication as they are gradually turned into semiconductors. Even though Entegris is a small-cap company, it has been overlooked. The company made a large accretive acquisition last year which should not only help

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 9/30/06 AS COMPARED TO THE STANDARD & POOR’S 500 AND THE RUSSELL 2000

FMI Focus Fund
$62,938

Russell 2000
$23,417

S&P 500
$21,661

Results From Fund Inception (12/16/96) Through 9/30/06
			Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Through 9/30/06 From
	Last 3 Months	Year Ended 9/30/06	Years Ended 9/30/06	Fund Inception 12/16/96
FMI Focus Fund	1.92%	7.75%	11.94%	20.67%
Standard &Poor’s 500	5.67%	10.79%	6.97%	8.22%
Russell 2000	0.44%	9.92%	13.78%	9.08%

*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

earnings growth, but, as a major player in the semiconductor component industry now, should attract more attention. During the quarter, we had an opportunity to buy some stock at a bargain, twelve-times forward earnings, adjusting for the large cash balance.

On the other side of the ledger, we trimmed our positions in Rogers Corp. (ROG), Molex Inc. (MOLX and MOLXA), Noble Energy, Inc. (NBL), Hanover Compressor Co. (HC), ICON PLC (ICLR), and Parametric Technology Corp. (PMTC). Noble and Hanover are both energy-related companies. The stocks have had big runs, and we felt we should take some money off the table.

Parametric has been delivering strong earnings and the stock price reflected the same. We sold roughly a third of the position to bring it back in line with our other technology investments. We have been very patient with our Parametric investment, but it has now paid off nicely. Congratulations to our research associate Faraz Farzam for staying with this while nearly everyone else gave up!

Rogers Corp. has been on an absolute tear following a very successful turn-around/repositioning. Recall from previous shareholder letters that Rogers moved a large part of its electronics materials business to Suzhou, China, to be closer to its customers. Several years in the making, the company struggled initially, but got it right in the end. The initiatives unleashed an amazing improvement in profitability, so much so that the company’s earnings power essentially doubled; but so did the stock, reaching our intermediate sell target. We expect to revisit Rogers on any material correction in the stock price as it is one of our favorite companies.

ICON is a similar story in that it was a successful turnaround story that reached our sell target. ICON manages worldwide clinical trials for major pharmaceutical and biotech companies. The company also does lab work in support of the trials and the lab was losing money. Management did a nice job turning the lab around at the same time demand for trial management picked up significantly. A good part of the holding doubled in value. Kudos to our research associate Aaron Garcia for this excellent investment.

New Investments

We recently initiated new positions in Arthur J. Gallagher & Co. (AJG), eCollege.com (ECLG) and Liz Claiborne, Inc. (LIZ). Gallagher is an insurance broker focusing on mid- and small-size companies. The brokerage industry has been under a cloud subsequent to Marsh & McLennan’s admission of illegal practices, culminating in most industry participants abandoning volume-based contingent commissions, an important part of overall profitability. Elliot Spitzer’s spotlight on the industry hurt the stocks but created an investment opportunity, in our opinion. Gallagher compounded the industry woes by some company-specific miscues, but is now back on track, in our opinion. Insurance brokerage is a nice steady-eddy type business that throws off a lot of free cash flow. What is really intriguing about the stock is that it pays a 4.41% dividend while we wait for other investors to come around to our point of view.

Our interest in eCollege comes from a longstanding relationship with company president Oakleigh Thorne. Prior to eCollege, Mr. Thorne engineered a very successful turn-around and subsequent sale of legal publishing firm Commerce Clearing House to the European giant Wolters Kluwer for around one billion dollars. After a couple of stops in between, he reinvested a substantial amount of his own money in eCollege and eventually assumed the CEO position. We are big fans of Mr. Thorne and his business acumen and feel fortunate for the opportunity to invest with him again. While eCollege has a turn around element to it, the base business of providing an outsourced online platform for colleges, is a good one. The company enjoys a high level of recurring revenue, high profit margins, rapid growth, and is becoming the only game in town with respect to the base business. The aforementioned turnaround aspect refers to an educational marketing business it acquired several years ago. The nature of this business has changed and it is our belief that Mr. Thorne will fix it and sell it, probably within six months. Valuation is the challenge for us. We started buying the stock around thirteen dollars believing the company could be worth twenty dollars a share a few years out if Mr. Thorne decided to sell. Working backwards, a solid three-year compounded return could be achieved if we are able to buy stock near our original buy target. Hopefully we will get a chance to finish up the position on a pull back in price.

Liz Claiborne is another stock that has drifted away from our original buy point. This well known apparel wholesaler has been going through a gradual metamorphosis away from its traditional department store channel to more of its own retail stores. Largely through acquisition, Liz has also been diversifying into more interesting, fashion-forward and faster growing brands like Lucky, Juicy Couture, and Mexx. While these strategic moves certainly entail some risk, we agreed that the company needed to move further away from the slow growing department stores. Through an increased direct retail presence, the company could better control its own destiny. The situation reminds us a lot of another very successful retail investment in our past, Ralph Lauren. It is our view that if Liz is successful with these initiatives, the company’s growth rate and valuation will improve. For years Ralph and Liz sold at comparable valuation levels, roughly ten- to thirteen-times earnings. Ralph now commands an eighteen-times forward twelve-month p/e while Liz is still down at twelve. If Liz Claiborne executes, valuation seems like it has a lot of upside. The foregoing comments not withstanding, Liz has a lot of work to do and has a brand new CEO from outside the industry. We look for a pull back to complete our position.

September Quarter Winners: PETCO Animal Supplies Inc., Symbol Technologies, Inc., and Parametric Technology Corp.

The three companies essentially tied for the best quarterly performance. Both PETCO and Symbol were bought out while Parametric delivered outstanding earnings. Interestingly enough, PETCO was taken private by a group that included Leonard Green, the same investors who bought out our position in The Sports Authority Inc. last year. Symbol was bought by Motorola Inc. (MOT). Recall that Symbol, the bar code, mobile computing, and RFID manufacturer is the principal competitor to a former very successful investment, Unova, Inc., now renamed Intermec (IN). The other competitor in this space, Metrologic Instruments, Inc., also was recently bought out, leaving Intermec as the last player standing with the best patent portfolio, in our opinion. We are revisiting Intermec given the scarcity and strategic position the company occupies. The stock has come in meaningfully from where we sold it on the heals of a very large earnings disappointment. Looks like the company is in need of its own major turnaround but could be an interesting opportunity. Stay tuned!

September Quarter Loser: Scottish Re Group Ltd.

Scottish Re continued last quarter’s slide. Recall from last quarter’s discussion, the life reinsurance company tried to grow too fast (in retrospect) both internally and through acquisition, resulting in execution issues and a major reduction in earnings. The company has put itself up for sale and hopefully we can recoup some of our original investment. The bright side, if there is one, is that the problems Scottish encountered allowed its principal competitor, Reinsurance Group of America, Inc. (RGA), also one of the portfolio holdings, to really shine as an investment.

As we alluded to earlier, investors appear to be adjusting to a lower level of economic growth, and hence corporate earnings. Within that context, we are finding more interesting investment ideas, all the while keeping a close eye on the slope of the slowing economy. As of this writing, it seems like the probability of a soft landing is reasonable, but the outcome of the elections next month as well as further Federal Reserve actions on the interest rate front will be important factors.

Our Board of Directors has declared distributions on October 26, 2006 of $0.71606 per share from short-term capital gains, which will be treated as ordinary income, and $2.89105 per share from net long-term capital gains, payable October 27, 2006 to shareholders of record on October 25, 2006.

As is customary, we would like to thank our fellow shareholders for your continued support of the FMI Focus Fund.

Take Care,

Richard E. Lane, CFA	Glenn W. Primack
Portfolio Manager	Portfolio Manager

FMI Focus Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

Industry Sectors as of September 30, 2006

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 4/01/06	Value 9/30/06	4/01/06-9/30/06
FMI Focus Fund Actual	$1,000.00	$ 980.10	$7.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.94
*
Expenses are equal to the Fund’s annualized expense ratio of 1.57%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2006 and September 30, 2006).

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

As we have mentioned in our shareholder letters throughout the year, we believe small cap stocks were fully valued or reaching speculative valuations following a great run over the previous three years. With this in mind, we began finding and investing in more attractive companies in the mid-cap arena. In the second half of the fiscal year, the market corrected over concerns about international hostilities, Federal Reserve tightening, and a slowing economy. The “flight to quality” became apparent as the S&P 500 posted gains of 5.67% in our fourth fiscal quarter compared to a flatter 0.44% increase in the Russell 2000. We took profits in the “overheated” industrial and energy sectors which were reaching valuations that reminded us of the internet bubble of 1999-2000. We redeployed cash in consumer discretionary and technology sectors, two sectors traditionally viewed as “growth,” which were being overlooked by their typical investors. Top contributors to our performance in fiscal 2006 were Manpower Inc. and Rent-A-Center, Inc, both detailed in shareholder letters earlier this year.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI Focus Fund, Standard & Poor’s 500 Index(1) and Russell 2000 Index(2)

*inception date 12/16/96

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN
Since Inception
1-Year	5-Year	12/16/96
+7.75%	+11.94%	+20.67%

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

(2)
The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

FMI Focus Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2006

To the Shareholders and Board of Directors
of FMI Focus Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Focus Fund (a series of FMI Funds, Inc.) (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 27, 2006

FMI Focus Fund
STATEMENT OF NET ASSETS
September 30, 2006

Shares		Cost	Value
LONG-TERM INVESTMENTS — 92.3% (a)
COMMON STOCKS — 90.6% (a)
COMMERCIAL SERVICES SECTOR — 5.2%
	Advertising/Marketing Services — 2.2%
48,000	aQuantive, Inc.*	$1,034,635	$1,133,760
1,016,200	ValueClick, Inc.*	17,553,951	18,840,348
		18,588,586	19,974,108
	Personnel Services — 3.0%
441,800	Manpower Inc.	19,412,608	27,069,086
CONSUMER NON-DURABLES SECTOR — 0.3%
	Apparel/Footwear — 0.3%
73,300	Liz Claiborne, Inc.	2,900,891	2,896,083
DISTRIBUTION SERVICES SECTOR — 7.7%
	Electronics Distributors — 2.2%
405,000	Arrow Electronics, Inc.*	11,067,235	11,109,150
432,400	Ingram Micro Inc.*	4,650,391	8,284,784
		15,717,626	19,393,934
	Wholesale Distributors — 5.5%
522,400	Grainger (W.W.), Inc.	29,467,889	35,011,248
601,800	Interline Brands, Inc.*	10,778,708	14,852,424
		40,246,597	49,863,672
ELECTRONIC TECHNOLOGY SECTOR — 11.6%
	Computer Communications — 1.2%
630,100	Juniper Networks, Inc.*	9,088,816	10,888,128
	Electronic Equipment/Instruments — 3.3%
842,643	Symbol Technologies, Inc.	10,553,626	12,521,675
382,500	Varian Inc.*	13,043,595	17,545,275
		23,597,221	30,066,950
	Electronic Production Equipment — 1.8%
499,500	Asyst Technologies, Inc.*	2,711,152	3,376,620
826,400	Entegris Inc.*	8,920,400	9,016,024
180,500	MKS Instruments, Inc.*	2,141,430	3,665,955
		13,772,982	16,058,599
	Semiconductors — 4.0%
435,000	Actel Corp.*	8,444,912	6,764,250
1,079,500	Altera Corp.*	20,426,595	19,841,210
689,700	Exar Corp.*	10,054,561	9,166,113
		38,926,068	35,771,573
	Telecommunications Equipment — 1.3%
822,100	AudioCodes Ltd.*	8,287,369	7,719,519
297,100	Tekelec*	2,358,049	3,850,416
		10,645,418	11,569,935

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
September 30, 2006

Shares		Cost	Value
LONG-TERM INVESTMENTS — 92.3% (a) (Continued)
COMMON STOCKS — 90.6% (a) (Continued)
ENERGY MINERALS SECTOR — 1.4%
	Oil & Gas Production — 1.4%
285,000	Noble Energy, Inc.	$5,640,869	$12,993,150
FINANCE SECTOR — 11.2%
	Finance/Rental/Leasing — 2.7%
256,700	Advance America Cash Advance Centers Inc.	3,959,310	3,701,614
327,400	Assured Guaranty Ltd.	6,742,223	8,489,482
942,200	RAM Holdings Ltd.*	12,400,570	12,248,600
		23,102,103	24,439,696
	Life/Health Insurance — 1.0%
100,100	Reinsurance Group of America, Inc.	3,372,704	5,198,193
367,700	Scottish Re Group Ltd.	8,754,881	3,996,899
		12,127,585	9,195,092
	Multi-Line Insurance — 2.0%
264,600	PartnerRe Ltd.	13,509,672	17,879,022
	Regional Banks — 2.5%
490,725	Associated Banc-Corp	12,627,848	15,948,563
112,700	Greater Bay Bancorp	3,006,410	3,179,267
96,600	Midwest Banc Holdings, Inc.	2,028,600	2,358,972
117,900	Nexity Financial Corp.*	1,886,400	1,303,974
		19,549,258	22,790,776
	Specialty Insurance — 3.0%
446,600	MGIC Investment Corp.	26,986,359	26,782,602
HEALTH TECHNOLOGY SECTOR — 6.4%
	Biotechnology — 0.8%
168,400	Charles River Laboratories International, Inc.*	7,088,428	7,310,244
	Medical Specialties — 4.9%
349,800	Beckman Coulter, Inc.	18,929,143	20,134,488
308,500	Biomet, Inc.	10,495,730	9,930,615
550,000	PerkinElmer, Inc.	10,075,639	10,411,500
160,000	Wright Medical Group, Inc.*	3,137,631	3,880,000
		42,638,143	44,356,603
	Pharmaceuticals: Other — 0.7%
80,000	ICON PLC - SP-ADR*	2,561,992	5,646,400
INDUSTRIAL SERVICES SECTOR — 8.2%
	Contract Drilling — 1.3%
195,000	Pride International, Inc.*	2,480,990	5,346,900
200,000	Rowan Companies, Inc.	5,818,142	6,326,000
		8,299,132	11,672,900
	Environmental Services — 3.1%
1,131,510	Casella Waste Systems, Inc.*	10,173,236	11,699,813
398,800	Republic Services, Inc.	7,834,347	16,035,748
		18,007,583	27,735,561

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
September 30, 2006

Shares		Cost	Value
LONG-TERM INVESTMENTS — 92.3% (a) (Continued)
COMMON STOCKS — 90.6% (a) (Continued)
INDUSTRIAL SERVICES SECTOR — 8.2% (Continued)
	Oilfield Services/Equipment — 3.8%
1,211,700	Dresser-Rand Group, Inc.*	$28,599,329	$24,718,680
522,352	Hanover Compressor Co.*	5,851,113	9,517,254
		34,450,442	34,235,934
PROCESS INDUSTRIES SECTOR — 12.8%
	Chemicals: Major Diversified — 1.7%
865,800	Celanese Corp.	15,086,643	15,497,820
	Chemicals: Specialty — 3.6%
407,800	Airgas, Inc.	5,305,459	14,750,126
429,600	Rockwood Holdings Inc.*	8,333,505	8,583,408
122,200	Sigma-Aldrich Corp.	7,920,807	9,246,874
		21,559,771	32,580,408
	Containers/Packaging — 5.3%
654,600	Bemis Company, Inc.	18,021,661	21,510,156
735,900	Packaging Corp of America	15,858,801	17,072,880
778,600	Smurfit-Stone Container Corp.*	9,738,283	8,720,320
		43,618,745	47,303,356
	Industrial Specialties — 2.2%
686,600	Ferro Corp.	11,296,055	12,207,748
129,800	Rogers Corp.*	4,786,726	8,015,150
		16,082,781	20,222,898
PRODUCER MANUFACTURING SECTOR — 5.5%
	Electrical Products — 1.4%
377,200	Molex Inc. Cl A	9,607,772	12,413,652
	Industrial Machinery — 3.7%
267,400	Kadant Inc.*	3,582,694	6,567,344
399,100	Kennametal Inc.	15,341,329	22,609,015
103,400	Regal-Beloit Corp.	2,248,133	4,497,900
		21,172,156	33,674,259
	Miscellaneous Manufacturing — 0.4%
95,500	Brady Corp.	3,438,000	3,357,780
RETAIL TRADE SECTOR — 8.4%
	Apparel/Footwear Retail — 1.7%
502,600	Jos. A. Bank Clothiers, Inc.*	12,587,172	15,057,896
	Discount Stores — 3.3%
1,015,400	Family Dollar Stores, Inc.	22,255,029	29,690,296
	Specialty Stores — 3.4%
180,000	PetSmart, Inc.	4,193,530	4,995,000
898,200	Rent-A-Center, Inc.*	17,634,666	26,308,278
		21,828,196	31,303,278
TECHNOLOGY SERVICES SECTOR — 8.1%
	Data Processing Services — 2.1%
1,142,600	The BISYS Group, Inc.*	13,905,938	12,408,636

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
September 30, 2006

Shares or Principal Amount		Cost	Value
LONG-TERM INVESTMENTS — 92.3% (a) (Continued)
COMMON STOCKS — 90.6% (a) (Continued)
TECHNOLOGY SERVICES SECTOR — 8.1% (Continued)
	Data Processing Services — 2.1% (Continued)
260,800	Hewitt Associates, Inc.*	$6,675,009	$6,327,008
		20,580,947	18,735,644
	Information Technology Services — 2.0%
1,225,000	CIBER, Inc.*	9,285,444	8,121,750
676,500	JDA Software Group, Inc.*	7,269,382	10,431,630
		16,554,826	18,553,380
	Internet Software/Services — 1.9%
1,067,000	Digitas Inc.*	12,164,707	10,264,540
415,300	eCollege.com*	5,448,042	6,640,647
		17,612,749	16,905,187
	Packaged Software — 2.1%
1,098,100	Parametric Technology Corp.*	12,426,673	19,172,826
TRANSPORTATION SECTOR — 3.8%
	Other Transportation — 2.7%
903,700	Laidlaw International Inc.	17,604,831	24,698,121
	Trucking — 1.1%
522,200	Werner Enterprises, Inc.	10,191,370	9,770,362
	Total common stocks	689,066,040	817,527,211
MUTUAL FUNDS — 1.7% (a)
257,900	iShares S&P SmallCap 600 Index Fund	7,719,144	15,806,691
	Total long-term investments	696,785,184	833,333,902
SHORT-TERM INVESTMENTS — 7.4% (a)
	Commercial Paper — 4.8%
$25,000,000	HSBC Finance Corp., 5.12%, due 10/02/06	24,996,444	24,996,444
18,000,000	Prudential Funding LLC, 5.15%, due 10/03/06	17,994,850	17,994,850
	Total commercial paper	42,991,294	42,991,294
	Variable Rate Demand Note — 2.6%
23,517,874	U.S. Bank, N.A., 5.07%	23,517,874	23,517,874
	Total short-term investments	66,509,168	66,509,168
	Total investments	$763,294,352	899,843,070
	Cash and receivables, less liabilities — 0.3% (a)		2,803,190
	Net Assets		$902,646,260
	Net Asset Value Per Share ($0.0001 par value, 100,000,000
	shares authorized), offering and redemption price
	($902,646,260 ÷ 26,227,488 shares outstanding)		$34.42

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
ADR - American Depositary Receipts

The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2006

INCOME:
Dividends	$7,644,521
Interest	3,238,986
Total income	10,883,507

EXPENSES:
Management fees	12,197,209
Transfer agent fees	1,079,175
Administrative and accounting services	573,363
Printing and postage expense	312,162
Custodian fees	207,703
Professional fees	58,028
Insurance expense	50,384
Registration fees	42,461
Board of Directors fees	36,000
Other expenses	72,060
Total expenses	14,628,545
NET INVESTMENT LOSS	(3,745,038)
NET REALIZED GAIN ON INVESTMENTS	119,676,250
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	(42,853,197)
NET GAIN ON INVESTMENTS	76,823,053
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,078,015

The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2006 and 2005

	2006	2005
OPERATIONS:
Net investment loss	$(3,745,038)	$(6,497,578)
Net realized gain on investments	119,676,250	117,893,228
Net (decrease) increase in unrealized appreciation on investments	(42,853,197)	54,258,714
Net increase in net assets from operations	73,078,015	165,654,364

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains
($3.7158 and $1.5458 per share, respectively)	(109,117,313)*	(50,913,006)*

FUND SHARE ACTIVITIES:
Proceeds from shares issued (3,080,518 and 8,994,973 shares, respectively)	103,892,465	302,810,231
Net asset value of shares issued in distributions reinvested
(3,415,461 and 1,477,564 shares, respectively)	105,420,981	47,929,766
Cost of shares redeemed (9,665,838 and 14,184,802 shares, respectively)	(324,064,867)	(476,039,445)
Net decrease in net assets derived from Fund share activities	(114,751,421)	(125,299,448)
TOTAL DECREASE	(150,790,719)	(10,558,090)
NET ASSETS AT THE BEGINNING OF THE YEAR	1,053,436,979	1,063,995,069
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment loss of $0 and $0, respectively)	$902,646,260	$1,053,436,979

*   See Note 8.
The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$35.83	$32.14	$29.35	$20.81	$23.03
Income from investment operations:
Net investment loss (a)	(0.13)	(0.21)	(0.29)	(0.18)	(0.16)
Net realized and unrealized gains (losses) on investments	2.44	5.44	3.08	8.72	(2.06)
Total from investment operations	2.31	5.23	2.79	8.54	(2.22)
Less distributions:
Dividend from net investment income	—	—	—	—	—
Distributions from net realized gains	(3.72)	(1.54)	—	—	—
Total from distributions	(3.72)	(1.54)	—	—	—
Net asset value, end of year	$34.42	$35.83	$32.14	$29.35	$20.81
TOTAL RETURN	7.75%	16.83%	9.51%	41.04%	(9.64%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	902,646	1,053,437	1,063,995	948,471	433,799
Ratio of expenses to average net assets	1.50%	1.48%	1.43%	1.47%	1.46%
Ratio of net investment loss to average net assets	(0.38%)	(0.61%)	(0.87%)	(0.71%)	(0.60%)
Portfolio turnover rate	49.0%	63.1%	63.8%	52.6%	92.8%
(a) Net investment loss per share is calculated using average shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2006

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Focus Fund (the “Fund”), a portfolio of FMI Funds, Inc. (the “Company”) which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each fund in the Company are segregated as a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

(a)
Each security, including the liability for securities sold short, if any, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

(b)	Net realized gains and losses on sale of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2006

(1)	Summary of Significant Accounting Policies — (Continued)

(h)
The Fund may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

(i)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not meeting the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements but does not anticipate that FIN 48 will have a material impact on the Fund’s financial statements.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. FMI pays Broadview Advisors, LLC 76% of the Fund’s management fee of 1.25% of the daily net assets.

Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2006.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)	Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) dated November 18, 2002 for the purpose of having cash available to satisfy redemption requests and to purchase portfolio securities. Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the Fund. During the year ended September 30, 2006, the Fund did not borrow against the Agreement. The Credit Agreement expires on June 5, 2007.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 26, 2006, the Fund distributed $18,591,898 from net short-term realized gains ($0.71606 per share), and $75,064,238 from long-term realized gains ($2.89105 per share). The distributions were paid on October 27, 2006 to shareholders of record on October 25, 2006.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2006

(5)	Investment Transactions —

For the year ended September 30, 2006, purchases and proceeds of sales of investment securities (excluding short-term investments) were $445,041,390 and $634,576,048, respectively.

(6)	Accounts Payable and Accrued Liabilities —

As of September 30, 2006, liabilities of the Fund included the following:

Payable to brokers for securities purchased	$ 1,854,897
Payable to FMI for management and administrative fees	968,760
Payable to shareholders for redemptions	552,093
Due to custodian	458,821
Other liabilities	313,557

(7)	Sources of Net Assets —

As of September 30, 2006, the sources of net assets were as follows:

Fund shares issued and outstanding	$679,228,379
Net unrealized appreciation on investments	136,548,718
Accumulated net realized gains on investments	86,869,163
$902,646,260

(8)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2006:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$770,081,326	$156,522,962	$26,761,218	$129,761,744	$18,591,898	$75,064,238
The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2006 and 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2006, and tax basis post-October losses as of September 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2006				September 30, 2005
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$44,245,543	$64,871,770	$ —	$ —	$2,938,476	$47,974,530
For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2006 which is designated as qualifying for the dividends received deduction is 17% (unaudited).

For all shareholders of the Fund, the percentage of dividend income under the Jobs and Growth Tax Relief Act of 2003, is 15% (unaudited).

FMI Focus Fund
DIRECTORS AND OFFICERS

Name, Age and Address	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Funds in Complex Overseen by Director	Other Directorships Held by Director or Officer

Non-Interested Directors
Barry K. Allen, 58	Director	Indefinite Term	Mr. Allen is Executive Vice President	4	Harley-Davidson,
1801 California Street		Since December	of Qwest Communications International,		Inc., FMI Common,
Denver, CO 80202		1996	Inc. (Denver, CO) a global communications		Stock Fund, Inc. and
			company, since September 2002. From July		FMI Mutual Funds,
			2000 to September 2002, Mr. Allen was		Inc.
			President of Allen Enterprises, LLC,
			(Brookfield, WI) a private equity investments
			management company he founded after retiring
			from Ameritech (Chicago, IL) in July 2000.
George D. Dalton, 78	Director	Indefinite Term	Mr. Dalton is Chairman and Chief	4	Clark Consulting,
20825 Swenson Drive		Since December	Executive Officer of NOVO1		Inc., FMI Common
Waukesha, WI 53186		1997	(f/k/a Call_Solutions.com, Inc.,) (Waukesha,		Stock Fund, Inc., and
			WI) a privately held company specializing		FMI Mutual
			in teleservices call centers since January 2000.		Funds, Inc.
Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	4	Renaissance Learning
Gunnlaugsson, 62		Since December	Corporation (Milwaukee, WI). He was		Systems, Inc., FMI
c/o Fiduciary		2001	employed by M&I Corporation from		Common Stock Fund,
Management, Inc.			June 1, 1970 to December 31, 2000 where		Inc. and FMI Mutual
100 E. Wisconsin Ave.			he most recently held the positions of Executive		Funds, Inc.
Suite 2200			Vice President and Chief Financial Officer.
Milwaukee, WI 53202
Paul S. Shain, 43	Director	Indefinite Term	Mr. Shain is Chief Executive Officer of	4	FMI Funds, Inc. and
5520 Research		Since March	Berbee Information Networks Corporation,		FMI Mutual Funds,
Park Drive		2001	a strategic business unit of CDW		Inc.
Madison, WI 53711			Corporation (Vernon Hills, IL). Berbee is
			a leading provider of Information
			Technology Services including application
			development, infrastructure integration and
			hosting and managed services. Mr. Shain
			has been employed by such firm in various
			capacities since January 2000.
Interested Directors
Patrick J. English,* 45	Director	Indefinite Term	Mr. English is President of Fiduciary	3	FMI Common Stock
c/o Fiduciary		Since December	Management, Inc. and has been employed		Fund, Inc.
Management, Inc.		1996	by the Adviser in various capacities
100 E. Wisconsin Ave.	Vice	One Year Term	since December, 1986.
Suite 2200	President	Since 1996
Milwaukee, WI 53202

FMI Focus Fund
DIRECTORS AND OFFICERS (Continued)

Name, Age and Address	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Funds in Complex Overseen by Director	Other Directorships Held by Director or Officer

Interested Directors (continued)
Ted D. Kellner,* 60	Director	Indefinite Term	Mr. Kellner is Chairman of the Board	3	Marshall & Ilsley
c/o Fiduciary		Since December	and Chief Executive Officer of Fiduciary		Corporation and
Management, Inc.		1996	Management, Inc. which he co-founded		FMI Common Stock
100 E. Wisconsin Ave.	President	One Year Term	in 1980.		Fund, Inc.
Suite 2200	and	Since 1996
Milwaukee, WI 53202	Treasurer
Richard E. Lane*, 50	Director	Indefinite Term	Mr. Lane is President of Broadview	2	None
100 E. Wisconsin Ave.		Since December	Advisors, LLC, the sub-adviser to the
Suite 2250		2001	Fund. Mr. Lane served as a portfolio
Milwaukee, WI 53202			manager and financial analyst with Fiduciary
Management, Inc. from September 1994
through April 2001.
Other Officers
Kathleen M. Lauters, 54	Chief	At Discretion	Ms. Lauters has been the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since September 2004.
Management, Inc.	Officer	Since September	From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.		2004	Lauters was employed by Strong Capital
Suite 2200			Management, most recently as Senior
Milwaukee, WI 53202			Compliance Analyst.
Camille F. Wildes, 54	Vice	One Year Term	Ms. Wildes is a Vice-President of	N/A	None
c/o Fiduciary	President	Since December	Fiduciary Management, Inc. and has
Management, Inc.	and	1999	been employed by the Adviser in various
100 E. Wisconsin Ave.	Assistant		capacities since December, 1982.
Suite 2200	Treasurer
Milwaukee, WI 53202
Donald S. Wilson, 63	Vice	One Year Term	Mr. Wilson is Vice Chairman, Treasurer	N/A	FMI Common Stock
c/o Fiduciary	President	Since December	and Chief Compliance Officer of		Fund, Inc. and FMI
Management, Inc.	and	1996	Fiduciary Management, Inc.		Mutual Funds, Inc.
100 E. Wisconsin Ave.	Secretary		which he co-founded in 1980.
Suite 2200
Milwaukee, WI 53202
__________
* Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.

ANNUAL REPORT
September 30, 2006

FMI
Large Cap
Fund

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

September 30, 2006

Dear Fellow Shareholders:

The quarter ending September 30 was quite good for the FMI Large Cap Fund as well as the benchmark Standard & Poor’s 500 Index (S&P 500), with returns of 5.72% and 5.67%, respectively. For the calendar year to date, the Fund is up 10.46%, compared to 8.53% for the S&P 500. TJX Companies, Inc., Willis Group Holdings Ltd., and Accenture Ltd. all contributed nicely to the quarter. TJX has delivered impressive financial performance while operating in a controlled growth mode. Willis’ stock appears to be rebounding from a highly depressed state and has achieved solid top line growth and expanding margins. Accenture’s stock responded to a good fourth quarter and resolution of their unprofitable National Health Service (NHS) contract. Retail, finance and industrial services were the leading contributors from a group perspective.

On the downside, our newly established position in Sprint Nextel Corp. proved premature, as that stock declined in response to a worse-than-expected earnings report. We were disappointed, albeit not surprised, by the near-term results; usually our new investments take place when there are negative conditions prevailing. The company is working through some substantial issues, but has the wherewithal and market position to be successful. We are optimistic about the future of Sprint Nextel and the details of our thesis are articulated below.

W.W. Grainger, Inc. was also weak in the period, reflecting a slowing economy, and perhaps, investors’ fears of an eventual recession. Whether or not this occurs, we feel the valuation and the company-specific initiatives pose a strong one-two combination for investors with a longer-term time horizon. From a group standpoint, distribution services and communication services were the weakest performers.

The Fund portfolio remains in a relatively defensive position. As investors worry more and more about impending economic weakness, these defensive stocks tend to do well, and those stocks that are levered to cyclical economic growth usually get cheaper. We anticipate adding to companies like Grainger as economic weakness unfolds. We have also added a new stock, Cintas Corp., which is somewhat more economically sensitive. These portfolio moves are incremental, not dramatic, but do reflect our very long-term belief that the economy and the stock market will grow significantly.

From a big picture standpoint, a couple of themes we have hammered on for awhile seem to be playing out. First, housing has rolled over; new and existing home sales have declined sharply, and prices have dropped substantially, not only in the more speculative regions, but also in the Midwest, Mid-Atlantic and South. So far, we haven’t seen the reverse wealth effect on consumer spending that was expected. Perhaps the windfall from the sudden drop in gasoline prices has masked the impact in the short run. However, we continue to expect a tougher environment for consumer discretionary spending in coming quarters.

Second, energy prices have retreated. Oil peaked around $78 per barrel and now trades for approximately $60. Natural gas prices are down over 50% from late last year. As we indicated in our letter of June 30, 2006, the fundamentals seem to support a much lower price. Our relatively light position in energy stocks should help performance over the coming year or so.

We were also not surprised to see the meltdown of Amaranth, the hedge fund that declined 60% speculating on levered energy derivatives. This debacle was precipitated by a sudden move in the energy markets. This world of energy trading is tiny compared to that of credit derivatives and credit default swaps, where we anticipate more meaningful “events” in coming years. The credit default swap market is estimated to exceed $26 trillion, or more than twice the size of the U.S. Gross Domestic Product (GDP). Perhaps we will address this situation in more detail in a future letter, but suffice it to say that the hedge funds and the banks are up to their eyeballs in these products. Everyone operates with the assumption that the counterparties on all of the interlocking trades are going to meet their obligations at the appointed time. History suggests that this may not happen. We think the mad rush to hedge funds over the past several years is going to end badly. While it may be self-serving, we advocate a prudent, even “plain vanilla” approach to investing, particularly with overall valuations elevated and financial risk perhaps greater, due to the untested nature of the credit derivatives market.

As a reminder to newer investors with the FMI Large Cap Fund, our first and third calendar quarter commentaries have a brief overview of performance and pertinent macro developments, followed by a description of a few of the Fund investments. The second and fourth quarter letters usually deal with a particular theme, or a more detailed economic and stock market overview. Our letters are archived on our website, www.fmifunds.com.

SPRINT NEXTEL CORP.
Description

Sprint and Nextel combined in August of 2005 to create the nation’s third largest wireless operator with 51.7 million subscribers. Sprint’s strengths are in consumer and data, while Nextel brought push-to-talk, business, and spectrum to the combination.

Good Business

•	Sprint Nextel has national brand name recognition. The company has a strong spectrum position, and is a leader in data services.

•	Wireless communications has become a necessity rather than a luxury given consumer demands for increased mobility. The services are modestly priced and generate a recurring stream of revenue.

•	Subscription growth due to continued market penetration and demand for multimedia services should drive revenue growth, which in turn, should leverage fixed costs and result in margin expansion.

•	The company has ample liquidity given its strong cash flow generation and financial flexibility, with a solid investment grade rating.

Valuation

•
The stock trades at a substantial discount to the S&P 500 on the basis of price-to-earnings (P/E); price-to-sales; enterprise value to earnings before interest, taxes, depreciation and amortization (EV/EBITDA), and price-to-book.

•	Sprint Nextel trades for approximately 5.0x 2007 estimated EBITDA, which is a discount to other stand-alone wireless operators, who are generally in the range of 7.0-8.0x.

•	The stock trades in-line with the regional bell operators and at a discount to the rural local exchange carriers, despite having a relatively more attractive growth outlook over the long-term.

Management

•
Gary Forsee is President and Chief Executive Officer. He has more than 30 years of experience in the industry. Forsee has assumed former Chief Operating Officer Len Lauer’s responsibilities following his recent departure.

•	Paul Saleh is Chief Financial Officer, a position he held at the time of the Sprint-Nextel merger in August 2005. Saleh served as CFO of Nextel from 2001 to 2005.

•	Management is returning capital to shareholders in the form of a $6 billion share buyback program, which represents nearly 12% of the market cap at the current stock price.

Investment Thesis

While the company is struggling with the integration of the respective Sprint and Nextel networks and marketing efforts over the near-term, the combined platform and large spectrum footprint bode well for the future, given trends in mobile broadband, data, entertainment, and telephony. The world is well along in its move to wireless and we are optimistic that Sprint Nextel will eventually resolve its issues. The extremely depressed valuation reflects unwarranted pessimism.

CINTAS CORP.
Description

Cincinnati-based Cintas is the leading participant in the $16 billion uniform rental and related services industry. The company’s primary business is to design, manufacture and market company uniforms for rental, and then clean, maintain and repair them on a weekly basis. Ancillary services that fit well with this route-based model include entrance mats and sanitation products for rental or purchase. Other services include uniform sales, clean room rental services, first aid products and document management (shredding and archiving).

2

Good Business

•	Cintas has leading market share in its industry, yet plenty of room to grow. The company’s market share is less than 20% and the four largest participants have just 30%.

•	The company has an outstanding track record of top- and bottom-line growth.

•	Cintas’ business model has a high degree of recurring revenue.

•
The company generates industry-leading profitability as measured by margins and return on invested capital (ROIC). Recent acquisitions and investments in new businesses have reduced ROIC to 12-13%. This compares to an 8-9% cost of capital.

•	Cintas generates over $300 million in free cash. From this cash flow the company pays a $0.35 dividend (1% yield), makes acquisitions and repurchases shares.

•	Debt-to-equity is less than 30% and debt-to-EBITDA is approximately 1.0.

Valuation

•	At current prices, and based on May 2007 estimates, the shares are valued at 19.0x estimated earnings per share (EPS) and 9.5x EBITDA. On a price-to-sales basis the shares trade at less than 1.8x.

•	Over the past ten years, the shares have traded between 20.0-43.0x EPS and 2.0-4.0x revenues. Additionally, the 10-year average EBITDA multiple has been greater than 14.0x.

•	A Discounted Cash Flow analysis yields a fair value over 20% higher than current valuations.

Management

•	Richard Farmer founded Cintas in 1968 and is the company’s Chairman. He owns over 13% of the outstanding shares.

•	Mr. Robert Kohlhepp is Vice Chairman of the Board and owns just less than 2%.

•	Scott Farmer, the son of Richard, is President, Chief Executive Officer and a Director. He has held various management positions, with an emphasis on sales and marketing, since joining Cintas in 1981.

•	William Gale is Senior Vice President and Chief Financial Officer, and has been with the company since 1995.

Investment Thesis

The shares of Cintas have underperformed the overall market this year, creating an attractive entry point for this leading business service company. The underperformance seems to be based on disappointing growth relative to current labor and economic conditions. The shares trade at a huge discount to the company’s historic levels and a discount to the market. Cintas should grow at twice the rate of the S&P 500 with better-than-average profitability and cash generation.

Our Board of Directors has declared distributions on October 26, 2006 of $0.067955 per share from net investment income, $0.1204 per share from short-term capital gains, which will be treated as ordinary income, and $0.17306 per share from net long-term capital gains, payable October 27, 2006, to shareholders of record on October 25, 2006.

Thank you for your confidence in FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI 53202 • 414-226-4555
www.fmifunds.com

3

FMI Large Cap Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Large Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

Industry Sectors as of September 30, 2006

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 4/01/06	Value 9/30/06	4/01/06-9/30/06
FMI Large Cap Fund Actual	$1,000.00	$1,061.00	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.06
*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2006 and September 30, 2006).

4

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2006, the FMI Large Cap Fund had a total return of 14.82%. Technology and Retail were two of the sectors that aided results. From an individual stock perspective, CANON INC. and Accenture Ltd, loosely defined as technology companies, both had excellent years from a fundamental and stock appreciation standpoint. TJX Companies, Inc. and Kroger Co. drove the performance in Retail. Kroger hit management’s valuation target and was sold. Additionally, ARAMARK Corp. announced they were going private at a significant premium to the public market value, aiding results in the period. Detracting from performance from a group perspective was Finance and Distribution Services. Individual stocks that hurt the period included Time Warner Inc., Sprint Nextel Corp. and Comerica Inc. Comerica was sold for fundamental reasons in the fourth fiscal quarter. The benchmark S&P 500 returned 10.79% during the fiscal year and was driven by Process Industries, Communications and Finance. The Finance sector remains an exceptionally high percentage (21%) of the benchmark and is not favorably viewed by the manager. The FMI Large Cap Fund has been relatively defensively postured compared to the benchmark over the past several years. Management envisions this changing over the next year or two, provided valuations in the more economically sensitive areas become more attractive. The FMI Large Cap Fund continues to sell at a discount to the S&P 500, based on most measures of valuation. Over long time periods, lower valuation stocks have outperformed higher valuation stocks. Future results, however, may differ from the past results.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI Large Cap Fund and Standard & Poor’s 500 Index(1)

*Inception date

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOTAL RETURN
Since Inception
1-Year	12/31/01
14.82%	10.17%

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

5

FMI Large Cap Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of FMI Large Cap Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Large Cap Fund (a series of FMI Funds, Inc.) (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 27, 2006

6

FMI Large Cap Fund
STATEMENT OF NET ASSETS
September 30, 2006

Shares or Principal Amount		Cost	Value

COMMON STOCKS — 88.2% (a)
COMMERCIAL SERVICES SECTOR — 3.3%
	Miscellaneous Commercial Services — 3.3%
134,000	Cintas Corp.	$4,937,372	$5,471,220
COMMUNICATIONS SECTOR — 3.4%
	Major Telecommunications — 3.4%
330,000	Sprint Nextel Corp.	6,865,447	5,659,500
CONSUMER NON-DURABLES SECTOR — 10.9%
	Beverages: Alcoholic — 3.6%
85,000	Diageo PLC - SP-ADR	5,206,025	6,038,400
	Food: Specialty/Candy — 3.3%
126,000	Cadbury Schweppes
	PLC - SP-ADR	5,027,810	5,389,020
	Household/Personal Care — 4.0%
101,000	Kimberly-Clark Corp.	6,122,453	6,601,360
CONSUMER SERVICES SECTOR — 5.7%
	Media Conglomerates — 5.7%
516,000	Time Warner Inc.	8,988,307	9,406,680
DISTRIBUTION SERVICES SECTOR — 7.5%
	Medical Distributors — 4.5%
112,000	Cardinal Health, Inc.	6,860,964	7,362,880
	Wholesale Distributors — 3.0%
75,000	Grainger (W.W.), Inc.	4,410,444	5,026,500
ELECTRONIC TECHNOLOGY SECTOR — 6.1%
	Electronic Equipment/Instruments — 6.1%
193,000	CANON INC. SP-ADR	7,593,256	10,091,970
ENERGY MINERALS SECTOR — 2.8%
	Integrated Oil — 2.8%
72,300	BP PLC - SP-ADR	4,796,806	4,741,434
FINANCE SECTOR — 16.3%
	Insurance Brokers/Services — 4.6%
202,000	Willis Group Holdings Ltd.	7,143,837	7,676,000
	Major Banks — 4.2%
196,000	Bank of New York
	Company, Inc.	6,734,359	6,910,960
	Property/Casualty Insurance — 7.5%
3,950	Berkshire Hathaway
	Inc. Cl B*	11,520,913	12,537,300
HEALTH TECHNOLOGY SECTOR — 3.9%
	Medical Specialties — 3.9%
91,000	Becton, Dickinson & Co.	5,179,131	6,430,970
INDUSTRIAL SERVICES SECTOR — 3.8%
	Environmental Services — 3.8%
172,000	Waste Management, Inc.	5,242,220	6,308,960
PROCESS INDUSTRIES SECTOR — 4.2%
	Chemicals: Specialty — 4.2%
117,000	Praxair, Inc.	5,698,798	6,921,720
PRODUCER MANUFACTURING SECTOR — 4.7%
	Industrial Conglomerates — 4.7%
277,000	Tyco International Ltd.	7,351,165	7,753,230
RETAIL TRADE SECTOR — 10.3%
	Apparel/Footwear Retail — 4.3%
254,000	TJX Companies, Inc.	6,078,693	7,119,620
	Discount Stores — 6.0%
202,000	Wal-Mart Stores, Inc.	9,548,196	9,962,640
TECHNOLOGY SERVICES SECTOR — 5.3%
	Information Technology Services — 5.3%
279,000	Accenture Ltd.	7,179,487	8,847,090
	Total common stocks	132,485,683	146,257,454
SHORT-TERM INVESTMENTS — 9.8% (a)
	Commercial Paper — 6.6%
$5,500,000	General Electric Capital Corp.,
	5.15%, due 10/06/06	5,496,066	5,496,066
5,500,000	Prudential Funding LLC,
	5.15%, due 10/06/06	5,496,066	5,496,066
	Total commercial paper	10,992,132	10,992,132
	Variable Rate Demand Note — 3.2%
5,192,529	U.S. Bank, N.A., 5.07%	5,192,529	5,192,529
	Total short-term
	investments	16,184,661	16,184,661
	Total investments	$148,670,344	162,442,115
	Cash and receivables, less
	Liabilities - 2.0% (a)		3,363,394
	Net Assets		$165,805,509
	Net Asset Value Per Share
	($0.0001 par value, 100,000,000
	shares authorized), offering and
	redemption price ($165,805,509 ÷
	11,208,861 shares outstanding)		$14.79

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
ADR - American Depositary Receipt

The accompanying notes to financial statements are an integral part of this statement.

7

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2006

INCOME:
Dividends	$1,586,099
Interest	506,649
Total income	2,092,748
EXPENSES:
Management fees	834,181
Administrative and accounting services	139,075
Transfer agent fees	120,011
Professional fees	40,898
Registration fees	33,807
Custodian fees	27,613
Printing and postage expense	17,887
Board of Directors fees	9,000
Insurance expense	5,780
Other expenses	5,219
Total expenses before reimbursement	1,233,471
Less expenses reimbursed by adviser	(121,767)
Net expenses	1,111,704
NET INVESTMENT INCOME	981,044
NET REALIZED GAIN ON INVESTMENTS	4,275,042
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	10,851,158
NET GAIN ON INVESTMENTS	15,126,200
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,107,244

The accompanying notes to financial statements are an integral part of this statement.

8

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2006 and 2005

	2006	2005
OPERATIONS:
Net investment income	$981,044	$227,861
Net realized gain on investments	4,275,042	2,241,688
Net increase in unrealized appreciation on investments	10,851,158	1,904,975
Net increase in net assets resulting from operations	16,107,244	4,374,524
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ($0.0343 and $0.0728 per share, respectively)	(204,488)	(98,948)
Distributions from net realized gains ($0.3670 and $0.1985 per share, respectively)	(2,194,312)	(270,639)
Total distributions	(2,398,800)*	(369,587)*
FUND SHARE ACTIVITIES:
Proceeds from shares issued (7,288,477 and 4,460,824 shares, respectively)	101,086,436	57,352,368
Net asset value of shares issued in distributions reinvested
(188,158 and 30,545 shares, respectively)	2,381,405	362,337
Cost of shares redeemed (1,828,347 and 215,796 shares, respectively)	(25,273,853)	(2,793,409)
Net increase in net assets derived from Fund share activities	78,193,988	54,921,296
TOTAL INCREASE	91,902,432	58,926,233
NET ASSETS AT THE BEGINNING OF THE YEAR	73,903,077	14,976,844
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment income of $981,038 and $204,482, respectively)	$165,805,509	$73,903,077

* See Note 7.
The accompanying notes to financial statements are an integral part of these statements.

9

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	For the Years Ended September 30,				For the Period from December 31, 2001+ to
	2006	2005	2004	2003	September 30, 2002
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$13.29	$11.66	$10.03	$7.94	$10.00
Income from investment operations:
Net investment income (loss)	0.12	0.08	0.10	0.03	(0.01)
Net realized and unrealized
gains (loss) on investments	1.78	1.82	1.68	2.06	(2.05)
Total from investment operations	1.90	1.90	1.78	2.09	(2.06)
Less distributions:
Dividends from net investment income	(0.03)	(0.07)	(0.03)	—	—
Distributions from net realized gains	(0.37)	(0.20)	(0.12)	—	—
Total from distributions	(0.40)	(0.27)	(0.15)	—	—
Net asset value, end of period	$14.79	$13.29	$11.66	$10.03	$7.94
TOTAL RETURN	14.82%	16.60%	17.96%	26.32%	(20.60	%)*
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	165,806	73,903	14,977	5,680	3,236
Ratio of expenses (after reimbursement)
to average net assets (a)	1.00%	1.00%	1.13%	1.34%	1.75%	**
Ratio of net investment gain (loss)
to average net assets (b)	0.88%	0.64%	0.85%	0.36%	(0.30	%)**
Portfolio turnover rate	29.1%	39.5%	38.1%	54.4%	31.8%

+	Commencement of operations.
*	Not annualized.
**	Annualized.
(a)
Computed after giving effect to adviser’s expense limitation undertaking. If the Fund had paid all of its expenses for the years ended September 30, 2006, 2005, 2004 and 2003 and for the period December 31, 2001+ through September 30, 2002, the ratios would have been 1.11%, 1.33%, 2.44%, 3.07% and 3.71%**, respectively.

(b)
If the Fund had paid all of its expenses for the years ended September 30, 2006, 2005, 2004 and 2003 and for the period December 31, 2001+ through September 30, 2002, the ratios would have been 0.77%, 0.31%, (0.46%), (1.37%) and (2.26%)**, respectively.

The accompanying notes to financial statements are an integral part of this statement.

10

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2006

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001. The assets and liabilities of each fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the latest bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not meeting the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements but does not anticipate that FIN 48 will have a material impact on the Fund’s financial statements.

11

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2006

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

Under the management agreement, FMI will reimburse the Fund for expenses over 1.20% of the daily net assets of the Fund. For the year ended September 30, 2006, there were no contractual reimbursements required. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.00%. For the year ended September 30, 2006, FMI reimbursed the Fund $121,767 for these excess expenses.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 26, 2006, the Fund distributed $981,038 from net investment income ($0.067955 per share), $1,758,130 from net short-term realized gains ($0.1204 per share), and $2,498,334 from net long-term realized gains ($0.17306 per share). The distributions were paid on October 27, 2006 to shareholders of record on October 25, 2006.

(4)	Investment Transactions —

For the year ended September 30, 2006, purchases and proceeds of sales of investment securities (excluding short-term investments) were $95,727,974 and $29,293,918, respectively.

(5)	Accounts Payable and Accrued Liabilities —

As of September 30, 2006, liabilities of the Fund included the following:

Payable to FMI for management and administrative fees	$91,399
Payable to shareholders for redemptions	31,761
Other liabilities	14,038

(6)	Sources of Net Assets —

As of September 30, 2006, the sources of net assets were as follows:

Fund shares issued and outstanding	$146,819,773
Net unrealized appreciation on investments	13,771,771
Undistributed net realized gains on investments	4,232,927
Undistributed net investment income	981,038
$165,805,509

12

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2006

(7)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2006:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$148,693,881	$15,324,669	$1,576,435	$13,748,234	$2,739,168	$2,498,334

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended September 30, 2006 and 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2006, and tax basis post-October losses as of September 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2006				September 30, 2005
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$1,547,748	$851,052	$ —	$ —	$369,587	$ —

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2006 which is designated as qualifying for the dividends received deduction is 29% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2006 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 29% (unaudited).

13

FMI Large Cap Fund
DIRECTORS AND OFFICERS

Name, Age and Address	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Funds in Complex Overseen by Director	Other Directorships Held by Director or Officer

Non-Interested Directors
Barry K. Allen, 58	Director	Indefinite Term	Mr. Allen is Executive Vice President	4	Harley-Davidson,
1801 California Street		Since December	of Qwest Communications International,		Inc., FMI Common,
Denver, CO 80202		2001	Inc. (Denver, CO) a global communications		Stock Fund, Inc. and
			company, since September 2002. From July		FMI Mutual Funds,
			2000 to September 2002, Mr. Allen was		Inc.
			President of Allen Enterprises, LLC,
			(Brookfield, WI) a private equity investments
			management company he founded after retiring
			from Ameritech (Chicago, IL) in July 2000.
George D. Dalton, 78	Director	Indefinite Term	Mr. Dalton is Chairman and Chief	4	Clark Consulting,
20825 Swenson Drive		Since December	Executive Officer of NOVO1		Inc., FMI Common
Waukesha, WI 53186		2001	(f/k/a Call_Solutions.com, Inc.,) (Waukesha,		Stock Fund, Inc., and
			WI) a privately held company specializing		FMI Mutual
			in teleservices call centers since January 2000.		Funds, Inc.
Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	4	Renaissance Learning
Gunnlaugsson, 62		Since December	Corporation (Milwaukee, WI). He was		Systems, Inc., FMI
c/o Fiduciary		2001	employed by M&I Corporation from		Common Stock Fund,
Management, Inc.			June 1, 1970 to December 31, 2000 where		Inc. and FMI Mutual
100 E. Wisconsin Ave. Suite 2200 Milwaukee, WI 53202			he most recently held the positions of Executive Vice President and Chief Financial Officer.		Funds, Inc.
Paul S. Shain, 43	Director	Indefinite Term	Mr. Shain is Chief Executive Officer of	4	FMI Funds, Inc. and
5520 Research		Since March	Berbee Information Networks Corporation,		FMI Mutual Funds,
Park Drive		2001	a strategic business unit of CDW		Inc.
Madison, WI 53711			Corporation (Vernon Hills, IL). Berbee is
			a leading provider of Information
			Technology Services including application
			development, infrastructure integration and
			hosting and managed services. Mr. Shain
			has been employed by such firm in various
			capacities since January 2000.
Interested Directors
Patrick J. English,* 45	Director	Indefinite Term	Mr. English is President of Fiduciary	3	FMI Common Stock
c/o Fiduciary		Since December	Management, Inc. and has been employed		Fund, Inc.
Management, Inc.		2001	by the Adviser in various capacities
100 E. Wisconsin Ave.	Vice	One Year Term	since December, 1986.
Suite 2200	President	Since 2001
Milwaukee, WI 53202

14

FMI Large Cap Fund
DIRECTORS AND OFFICERS (Continued)

Name, Age and Address	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Funds in Complex Overseen by Director	Other Directorships Held by Director or Officer

Interested Directors
Ted D. Kellner,* 60	Director	Indefinite Term	Mr. Kellner is Chairman of the Board	3	Marshall & Ilsley
c/o Fiduciary		Since December	and Chief Executive Officer of Fiduciary		Corporation and
Management, Inc.		2001	Management, Inc. which he co-founded		FMI Common Stock
100 E. Wisconsin Ave.	President	One Year Term	in 1980.		Fund, Inc.
Suite 2200	and	Since 2001
Milwaukee, WI 53202	Treasurer
Richard E. Lane*, 50	Director	Indefinite Term	Mr. Lane is President of Broadview	2	None
100 E. Wisconsin Ave.		Since December	Advisors, LLC, the sub-adviser to the FMI
Suite 2250		2001	Focus Fund. Mr. Lane served as a portfolio
Milwaukee, WI 53202			manager and financial analyst with Fiduciary
Management, Inc. from September 1994
through April 2001.
Other Officers
Kathleen M. Lauters, 54	Chief	At Discretion	Ms. Lauters has been the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since September 2004.
Management, Inc.	Officer	Since September	From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.		2004	Lauters was employed by Strong Capital
Suite 2200			Management, most recently as Senior
Milwaukee, WI 53202			Compliance Analyst.
Camille F. Wildes, 54	Vice	One Year Term	Ms. Wildes is a Vice-President of	N/A	None
c/o Fiduciary	President	Since December	Fiduciary Management, Inc. and has
Management, Inc.	and	2001	been employed by the Adviser in various
100 E. Wisconsin Ave. Suite 2200	Assistant Treasurer		capacities since December, 1982.
Milwaukee, WI 53202
Donald S. Wilson, 63	Vice	One Year Term	Mr. Wilson is Vice Chairman, Treasurer	N/A	FMI Common Stock
c/o Fiduciary Management, Inc. 100 E. Wisconsin Ave. Suite 2200 Milwaukee, WI 53202	President and Secretary	Since December 2001	and Chief Compliance Officer of Fiduciary Management, Inc. which he co-founded in 1980.		Fund, Inc. and FMI Mutual Funds, Inc.
__________
*
Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the FMI Focus Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

15

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics. See attached Exhibit 12 (a).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert. Mr. Gunnlaugsson is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

$37,000 (FY 2006) and $36,860 (FY 2005) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)     Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)     Tax Fees

$12,183 (FY 2006) and $10,800 (FY 2005) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)     All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e)     (1) The Audit Committee pre-approves any services for the Funds to be performed by the independent public accountants.

(e)     (2) None

(f)     Not applicable.

(g)     See the tax fees disclosed in paragraph (c) of this Item 4.

(h)     Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated. As of September 29, 2006, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the FMI Funds, Inc. are periodically evaluated. There were no changes to FMI Funds’ internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By /s/ Ted D. Kellner
  Ted D. Kellner, Principal Executive Officer

Date November 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Funds, Inc.
Registrant

By /s/ Ted D. Kellner
  Ted D. Kellner, Principal Financial Officer

Date November 2, 2006